Owens Corning Focused on Shareholder Value Zelman Housing Summit September 23, 2016 Boston, MA Mike Thaman Eric Andres Chief Executive Officer Leader Investor Relations Exhibit 99.1

Forward-Looking Statements and
Non-GAAP Measures
This presentation consists of this slide deck and the associated remarks and comments, all of which are integrally related and are intended to be presented and understood together.
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “believe,” “anticipate,” “appear,” “may,” “will,” “likely,” “should,” “intend,” “plan,” “estimate,” “expect,”
“assume,” “seek,” “project,” “forecast,” “strategy” and similar reference to future periods. We caution you against relying on these statements as they involve risks and uncertainties that are difficult to predict and the Company’s actual results may differ materially from those projected in these statements.
Such risks and uncertainties are based on factors such as, without limitation: relationships with key customers;  levels of residential and commercial construction activity; competitive and pricing factors; levels of global industrial production; demand for our products; industry and economic conditions that affect the market and operating conditions of our customers, suppliers or lenders; foreign exchange and commodity price fluctuations; our level of indebtedness; weather conditions; availability and cost of credit; availability and cost of energy and raw materials; issues involving implementation and protection of information technology systems; domestic and international economic and political conditions including new legislation or other governmental actions; our ability to utilize net operating loss carry-forwards; research and development activities including intellectual property protection; interest rate movements; labor disputes, legal and regulatory proceedings, including litigations; and environmental actions; uninsured losses; issues related to acquisitions, divestitures and joint ventures; achievement of expected synergies, cost reductions and/or productivity improvements; defined benefit plan funding obligations; and, factors detailed from time to time in the company’s Securities and Exchange Commission filings.
For purposes of this presentation, any discussion referring to “year to date” or last twelve months (“LTM”) refers to the period ended on the last calendar day of the quarter preceding the date of the investor event referred to on the first page of this document. Otherwise the information in this presentation speaks as of the date of the investor event, and is subject to change. The Company does not undertake any obligation to update or revise forward-looking statements beyond what is required under applicable securities laws. Any distribution of this presentation after the date of the investor event is not intended and should not be construed as updating or confirming such information.
This presentation contains references to certain "non-GAAP financial measures" as defined by the SEC. Management uses non-GAAP measures for various purposes, including reporting results of operations to the Board of Directors, analysis of performance and related employee compensation measures.  Although management believes these measures, and exclusions from GAAP therein, provide a useful representation of performance, non-
GAAP measures should not be considered in isolation or as a substitute for GAAP measures. A reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles can be found in the text and tables of the press release filed with the SEC on July 27, 2016 and Appendix A. Adjusted EBIT is earnings before interest, taxes and other items that management does not allocate to our segment results because we believe they are not representative of the Company’s current operations.
Free cash flow is net cash flow provided by operating activities minus the sum of cash paid for property, plant, and equipment and purchases of alloy.
When the Company provides forward-looking expectations for non-GAAP measures the most comparable GAAP measures and a reconciliation between the non-GAAP expectations and the corresponding GAAP measures are generally not available without unreasonable effort due to the variability, complexity and limited visibility of the adjusting items that would be excluded from the non-GAAP measures in future periods. The variability in timing and amount of adjusting items could have significant and unpredictable effects on future GAAP results.

Investment Highlights
Composites
Three Market-Leading Businesses
Roofing
Insulation
Market-leading business
with improving economic
conditions and higher
utilization rates
Strong market
position in attractive
industry
Progress supports
confidence in return to
historical profitability

Q2 2016 Highlights and Outlook
Maintained a high level of safety performance in Q2 2016
Delivered adjusted EBIT of $253 million
Insulation achieved 20
th
consecutive quarter of EBIT growth
Composites delivered record EBIT with 14% EBIT margins
Roofing grew EBIT by $79 million; delivered 25% EBIT margins
Improved free cash flow performance by $217 million in H1 2016
Announced plans to invest $110 million in the expansion of our
Composites operations in India
Anticipate continued growth in U.S. housing starts and moderate global industrial production growth in 2016

Margin >= 10%
0%<= Margin < 10%
Margin < 0%
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12
'13
'14
'15
Insulation
Roofing
Composites
Sources:  Owens Corning’s SEC filings since 2006. For comparability purposes, prior years have been provided based on Owens Corning’s SEC filings, internal management reports, and management estimates.
Strong Portfolio

$
(in millions)
Q2
2016
Q2
2015
1H 2016
1H 2015
Net sales*
$414
$451
$799
$830
EBIT
$32
$25
$45
$32
EBIT as % of
sales
8%
6%
6%
4%
D&A
$27
$26
$52
$50
Insulation Business
* before inter-segment eliminations
*In millions
International
15%
U.S. & Canada
New Residential
Construction
39%
U.S .& Canada
Residential Repair
& Remodeling
22%
U.S. & Canada
Commercial
& Industrial
24%
*Owens Corning management estimates; estimated error margin below 5%
Source: Owens Corning management estimates and Owens Corning SEC filings; comparability may differ over time
* before inter-segment eliminations
Q2 2016 Highlights
Delivered 20
th
consecutive quarter of EBIT growth
Grew EBIT by $7 million, primarily on improved
customer mix and deflation
-5%
0%
5%
10%
15%
$0
$500
$1,000
$1,500
$2,000
2012
2013
2014
2015
LTM
Five-Year Financial Performance
Sales*
EBIT as % of sales
2015 Revenue by End Market*

-10%
0%
10%
20%
30%
'85
'87
'89
'91
'93
'95
'97
'99
'01
'03
'05
'07
'09
'11
'13
'15
EBIT Margin
Avg EBIT Margin '85-'08 (15%)
Owens Corning Insulation
Return to Historical Profitability Levels
Historically Delivered 15% EBIT Margins at 1.5 Million Housing Starts;
Expect to Average 50% Operating Leverage through the Recovery
Source: Owens Corning management estimates and SEC filings of Owens Corning and predecessor company. Segment reporting comparability may differ over time.

2.1MM
U.S. Housing Starts
Capacity
Utilization:
100%
73%
85%
90%
1.1 MM
U.S. Housing Starts
2005
2015
U.S. and Canada Fiberglass Industry
Light Density Network Capacity
U.S. Housing Starts of 1.2 to 1.4MM
Should Require Restart of Mothballed Capacity
(0.3)
(0.6)
(0.2)
4.6
4.3
3.7
3.5
2005 Total
Capacity
Retired
2015 Total
Capacity
Mothballed
Operating
Plants Capacity
Cold Lines
Operating Lines
Capacity
Light density fiberglass demand and capacity based on assets producing batts, rolls, flexible duct media, metal building insulation, duct wrap and appliance insulation; excludes loosefill products. Source: Owens Corning management estimates  as of November 2015 and various industry sources and publications (including North America Insulation Manufacturers
Association); all competitive information legally obtained from appropriate 3 rd
party sources.

Change in Demand/Capacity
(Light Density MM Lbs)
OC U.S. New Construction Price
Indexed to 2006
Δ
Δ

U.S. and Canada Fiberglass Industry
Light Density Capacity and Demand
2006 –
2008
2009 –
2011
2012 –
2015
2016E –
2018E
Price Index
in Demand
in Operating Capacity
Decline
Trough
Early Stage
Recovery
Sustained
Performance
Improvement
Pricing has Strengthened with Market Recovery
1000
500
0
-500
-1000
-1500
100%
90%
80%
70%
60%
50%
Light density fiberglass demand, capacity and price based on assets producing batts, rolls, flexible duct media, metal building insulation, duct wrap and appliance insulation; excludes loosefill products. Source: Owens Corning management estimates as of November 2015  and various industry sources and publications (including North America Insulation
Manufacturers Association). Demand estimate based on U.S. housing starts consensus. All competitive information legally obtained from appropriate 3
rd
party sources.

Owens Corning Insulation Profitability
Residential Fiberglass Still Vastly Under Historical Earnings Level;
Non Residential Has Returned to Prior Peak
-200
-100
0
100
200
300
400
Peak
(2006)
Trough
(2009)
Current
(2015)
EBIT
MM$ & Margins
U.S. & Canada Residential Fiberglass Building Insulation
Engineered Insulation & Other Regions
26%
17%
-23%
4%
2%
14%
Residential fiberglass building insulation includes batts & rolls and loosefill sold to insulation contractors and distributors, home centers, and manufactured housing producers in the U.S. and
Canada. Engineered insulation and other regions includes pipe and flexible duct media insulation, foam, mineral fiber, and all building material products sold to Latin America and Asia.
Source: Owens Corning management estimates. Comparability may differ over time. Margin of error on Intra-segment EBIT estimated to be below $15MM.

$
(in millions)
Q2
2016
Q2
2015
1H 2016
1H 2015
Net sales*
$679
$503
$1,108
$896
EBIT
$169
$90
$242
$110
EBIT as % of
sales
25%
18%
22%
12%
D&A
$11
$10
$21
$19
Roofing Business
* before inter-segment eliminations
0%
5%
10%
15%
20%
25%
$0
$500
$1,000
$1,500
$2,000
$2,500
2012
2013
2014
2015
LTM
Five-Year Financial Performance
Sales*
EBIT as % of sales
*In millions
U.S. & Canada
New Residential
Construction
10%
U.S. & Canada
Residential Repair
& Remodeling
76%
U.S. & Canada
Commercial
& Industrial
13%
*Owens Corning management estimates; estimated error margin below 5%
Source: Owens Corning management estimates and Owens Corning SEC filings; comparability may differ over time
Q2 2016 Highlights
Grew EBIT by $79 million for the quarter
Delivered 25% EBIT margins on higher volume
and lower asphalt costs
International
1%
2015 Revenue by End Market*

U.S. Asphalt Shingle Market
Expect Growth in Both New Construction
and Replacement Markets in 2016
MM Sq.
Total
136
143      145      154
161
173
155
129      135
120      108
122       118
111      107      112
30
31
32
34
37
39
35
26
17
11
11
11
14
17
18
19
71
75
81
86
87
95
77
75
73
71
63
61
59
58
60
65
32
34
30
27
28
21
35
25
23
21
28
31
34
30
23
24
3
3
2
7
8
18
8
3
22
17
6
19
11
6
6
4
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12
'13
'14
'15
New  Construction
Age Related/Economic
Other Weather Events
Major Storms
Source: Asphalt Roofing Manufacturers Association - Summary of Asphalt Roofing Industry Shipments. Management estimates based on data provided by National Oceanic and
Atmospheric Administration (NOAA), National Association of Realtors, EIA, Moody’s Analytics, Oxford Economics reports, U.S. Bureau of Labor Statistics and U.S. Bureau of Economic
Analysis.

Strong Market Position in Attractive Industry
Track record of strong financial performance
–
Delivered average operating margins of 18% since 2008
New construction and replacement markets are growing,
after period of extension of replacement cycle
–
Housing activity forecasts support demand growth
–
Growth of age-related/economic demand has resumed
Strong market position; confidence in sustaining
average
operating margins of mid-teens or better

InterWrap
Acquisition
Strengthens Position of Roofing Components Business
Acquired leading manufacturer of synthetic roofing underlayment and packaging materials for $450 million on April 21
st
, 2016
Value contributors:
–
InterWrap’s
established track record of double-digit revenue growth
–
Benefit from conversion of organic to synthetic underlayments
–
OC channel strength and InterWrap
strong products, brands and technology
–
Commercial and operational synergies
–
Access to new markets and construction applications
Expect acquisition to be accretive to 2016 EPS, excluding transaction and integration costs
Anticipate achieving a run rate of $20 million or more of commercial and operational synergies by the end of next year
Sources:  Owens Corning management estimates and press release issued February 24, 2016

$
(in millions)
Q2
2016
Q2
2015
1H 2016
1H 2015
Net sales*
$517
$497
$990
$971
EBIT
$74
$67
$138
$127
EBIT as % of
sales
14%
13%
14%
13%
D&A
$33
$31
$67
$63
Composites Business
* before inter-segment eliminations
*In millions
*Owens Corning management estimates; estimated error margin below 5%
Source: Owens Corning management estimates and Owens Corning SEC filings; comparability may differ over time
* before inter-segment eliminations
International
60%
U.S. & Canada
New Residential
Construction
2%
U.S. & Canada
Residential Repair
& Remodeling
9%
U.S. & Canada
Commercial
& Industrial
29%
Q2 2016 Highlights
Delivered $74 million EBIT and 14% EBIT margins
Continued price and volume momentum
Anticipate continued growth in the glass fiber
market driven by moderate global IP growth
2015 Revenue by End Market*
0%
4%
8%
12%
16%
$0
$600
$1,200
$1,800
$2,400
2012
2013
2014
2015
LTM
Five-Year Financial Performance
Sales*
EBIT as % of sales

Glass Fiber
A $7.5 Billion Global Market
Markets
Size
Building &
Construction
Consumer
Power &
Energy
Transportation
Industrial
Glass fiber market defined as glass fiber reinforcements and direct conversion products as consumed, excluding yarns.
Source: Fiber Economics Bureau, GlassFibreEurope
(APFE), Global Trade Information Services, Inc. and Owens Corning management estimates as of November 2015.

27%
12%
% Market
Revenue
% OC
Revenue
China
33%
47%
% Market
Revenue
% OC
Revenue
Americas
Owens Corning Composites
Positioned to Win
#1 Position
#1 Position
Emerging Position
#1 Position
Positioned to Compete Anywhere in the World
OC glass fiber manufacturing site
OC downstream fabrication site
% Market Revenue = market revenue in region as % of 2015 global market size; % OC Revenue =  OC revenue in region as % of OC Composites global 2015 sales; Glass reinforcements market defined as glass fiber reinforcements and direct conversion products as consumed, excluding yarns.
Sources: Fiber Economics Bureau, GlassFibreEurope
(APFE), Global Trade Information Services, Inc. and Owens Corning management estimates of 2015 global market.
23%
28%
% Market
Revenue
% OC
Revenue
Europe
17%
13%
% Market
Revenue
% OC
Revenue
Rest of World

Glass Fiber Industry
Estimated Capacity
Change in global
demand (MM T)
Change in global
capacity (MM T)
Supply Tension Environment Expected in the Near Term
90% Threshold
50%
60%
70%
80%
90%
100%
'05
'06
'07
'08
'09
'10
'11
'12
'13
'14
'15
'16E
'17E
'18E
China Emergence
Capacity Overbuild
Tightening Capacity
Price Inflection
Supply Tension
Improved Returns
1.7
1.7
0.5
0.8
0.6
0.6
Glass fiber market demand excludes E-glass yarns. Sources: Fiber Economics Bureau, GlassFibreEurope (APFE), Global Trade Information Services, Inc. and Owens Corning management estimates as of August 2016 (high probability capacity additions only). Estimated demand calculated as 2015 demand grown at 1.6x global IP per June 2016 Oxford Economics.
2005-09
2010-15
2016E-18E

Disciplined Capital Allocation Strategy
Drive shareholder returns by enabling organic and
inorganic growth and supporting the balance sheet
–
Maintain investment grade
Capital allocation strategy
–
Investing in attractive organic growth
–
Pursuing value-creating acquisitions
–
Returning excess cash to shareholders
Quarterly dividend initiated in 2014 conveyed confidence
in long-term financial outlook and cash flow generation;
6% annual dividend increases in 2015 & 2016
As of June 30, 2016, 2.8 million shares remain available
for repurchase under existing authorization

Adjusting items are shown in the table below (in millions):

	Three Months Ended June 30,		Six Months Ended June 30,	
	2016	2015	2016	2015
Restructuring costs	$ (2)	$ —	$ (2)	$ (2)
Acquisition-related costs for InterWrap and Ahlstrom transactions	(3)	—	(5)	—
Recognition of InterWrap inventory fair value step-up	(8)	—	(8)	—
Total adjusting items	$ (13)	$ —	$ (15)	$ (2)

The reconciliation from net earnings attributable to Owens Corning to Adjusted EBIT is shown in the table below (in millions):

	Three Months Ended June 30,		Six Months Ended June 30,	
	2016	2015	2016	2015
NET EARNINGS ATTRIBUTABLE TO OWENS CORNING	$ 138	$ 91	$ 195	$ 109
Less: Net earnings attributable to noncontrolling interests	1	1	3	2
NET EARNINGS	139	92	198	111
Equity in net earnings of affiliates	1	1	1	1
Income tax expense	73	44	107	57
EARNINGS BEFORE TAXES	211	135	304	167
Interest expense, net	29	26	52	52
Gain on extinguishment of debt	—	(5)	—	(5)
EARNINGS BEFORE INTEREST AND TAXES	240	156	356	214
Less: adjusting items from above	(13)	—	(15)	(2)
ADJUSTED EBIT	$ 253	$ 156	$ 371	$ 216

Appendix A Non-GAAP Reconciliations

A reconciliation from net earnings attributable to Owens Corning to Adjusted Earnings and a reconciliation from diluted earnings per share to adjusted diluted earnings per share are shown in the tables below:

	Three Months Ended June 30,		Six Months Ended June 30,	
	2016	2015	2016	2015
RECONCILIATION TO ADJUSTED EARNINGS				
Net earnings attributable to Owens Corning	$ 138	$ 91	$ 195	$ 109
Adjustment to remove adjusting items	13	—	15	2
Adjustment to remove tax benefit on adjusting items (a)	(4)	—	(5)	(1)
Adjustment to tax expense to reflect pro forma tax rate (b)	3	(1)	7	2
ADJUSTED EARNINGS	$ 150	$ 90	$ 212	$ 112
RECONCILIATION TO ADJUSTED DILUTED EARNINGS PER SHARE ATTRIBUTABLE TO OWENS CORNING COMMON STOCKHOLDERS				
DILUTED EARNINGS PER COMMON SHARE ATTRIBUTABLE TO OWENS CORNING COMMON STOCKHOLDERS	$ 1.19	$ 0.77	$ 1.67	$ 0.92
Adjustment to remove adjusting items	0.11	—	0.13	0.02
Adjustment to remove tax benefit on adjusting items	(0.03)	—	(0.04)	(0.01)
Adjustment to tax expense to reflect pro forma tax rate (b)	0.02	(0.01)	0.06	0.02
ADJUSTED DILUTED EARNINGS PER SHARE ATTRIBUTABLE TO OWENS CORNING COMMON STOCKHOLDERS	$ 1.29	$ 0.76	$ 1.82	$ 0.95
RECONCILIATION TO DILUTED SHARES OUTSTANDING				
Weighted-average number of shares outstanding used for basic earnings per share	115.1	117.5	115.3	117.6
Non-vested restricted and performance shares	0.8	0.4	0.8	0.3
Options to purchase common stock	0.5	0.4	0.4	0.4
Weighted-average number of shares outstanding and common equivalent shares used for diluted earnings per share	116.4	118.3	116.5	118.3

(a) The tax impact of adjusting items is based on the tax accounting treatment and rate for the jurisdiction of each adjusting item.

(b) To compute adjusted earnings, we apply a full year pro forma effective tax rate to each quarter presented. For 2016, we have used a full year pro forma effective tax rate of 33%, which is the mid-point of our 2016 effective tax rate guidance of 32% to 34%. For comparability, in 2015, we have used an effective tax rate of 33%, which was our 2015 effective tax rate excluding the reversal (recorded in the fourth quarter of 2015) of a valuation allowance against certain Canadian net deferred tax assets.

Appendix A Non-GAAP Reconciliations

The reconciliation from net cash flow provided by operating activities to free cash flow is shown in the table below (in millions):

	Three Months Ended June 30,		Six Months Ended June 30,	
	2016	2015	2016	2015
NET CASH FLOW PROVIDED BY OPERATING ACTIVITIES	$ 263	$ 222	$ 326	$ 106
Less: Cash paid for property, plant and equipment	(89)	(88)	(187)	(177)
Less: Purchases of alloy	—	—	—	(7)
FREE CASH FLOW	$ 174	$ 134	$ 139	$ (78)

Appendix A Non-GAAP Reconciliations